UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                DECEMBER 30, 2004

                               VORNADO REALTY L.P.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

              DELAWARE              NO. 000-22635            NO. 13-3925979
          (State or Other            (Commission              (IRS Employer
          Jurisdiction of            File Number)          Identification No.)
           Incorporation)

                 888 SEVENTH AVENUE                                  10019
                 NEW YORK, NEW YORK                               (Zip Code)
      (Address of Principal Executive offices)

       Registrant's telephone number, including area code: (212) 894-7000
                                                           --------------

        Former name or former address, if changed since last report: N/A

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Items 3.02 and 5.03. UNREGISTERED SALES OF EQUITY SECURITIES; AMENDMENTS TO
         ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Issuance of Series D-13 3.00% Preferred Units by Vornado Realty L.P.
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On December 30, 2004, Vornado Realty L.P., a Delaware limited partnership (the
"Operating Partnership"), through which Vornado Realty Trust (the "Company") conducts its business, sold 1,867,311 Series D-13 3.00% Preferred Units of limited partnership interest (the "Series D-13 Preferred Units") to an institutional investor in a private placement exempt from registration under the Securities Act of 1933 pursuant to Section 4(2) thereunder at a price of $25.00 per Series D-13 Preferred Unit. In connection with that sale, the Company, as the General Partner of the Operating Partnership, amended the agreement of limited partnership of the Operating Partnership to designate and authorize the issuance of up to 1,867,311 Series D-13 Preferred Units. A copy of that amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference. Proceeds from the sale will be used for general partnership purposes, including for redemption of other preferred units of the Operating Partnership.

Item 9.01  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

3.1 Twenty-Eighth Amendment to Second Amended and Restated Agreement of Limited Partnership.









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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     VORNADO REALTY L.P.
                                     (Registrant)


                                     By: VORNADO REALTY TRUST,

                                         Sole General Partner

                                     By:  /s/ Joseph Macnow
                                         -----------------------------------
                                         Name:  Joseph Macnow
                                         Title: Executive Vice President
                                                - Finance and Administration and
                                                Chief Financial Officer


Date: January 3, 2005






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                                  EXHIBIT INDEX

3.1 Twenty-Eighth Amendment to Second Amended and Restated Agreement of Limited Partnership.

















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